                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                        _______________________________

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): October 24, 2001


                          NEOMEDIA TECHNOLOGIES, INC.
                          ---------------------------
            (Exact Name of Registrant as Specified in its Charter)



Delaware                           0-21743                   36-3680347
--------------------------------------------------------------------------------
(State or Other             (Commission File Number)         (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)



          2201 Second Street, Suite 600, Fort Myers, Florida    33901
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                (Zip Code)

               (941) - 337-3434
----------------------------------------------------
(Registrant's Telephone Number, including Area Code)

Item 4. Changes in Registrant's Certifying Accountant.
-----------------------------------------------------

     Effective October 24, 2001, NeoMedia Technologies, Inc. dismissed Arthur Andersen LLP, as its independent accountants, and engaged Stonefield Josephson, Inc as its new independent accountants. Arthur Andersen LLP's audit report on the Company's financial statements for the year ended December 31, 1999, did not contain an adverse opinion or disclaimer of opinion, and no such report was qualified or modified as to uncertainty, audit scope, or accounting principles. Arthur Andersen LLP's audit report on the Company's financial statements for the year ended December 31, 2000, did not contain an adverse opinion or disclaimer of opinion, and no such report was qualified or modified as to audit scope or accounting principles, however, their opinion on the financial statements for the year ended December 31, 2000, contained an uncertainty that stated, "the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, the Company has suffered recurring losses from operations and the current cash position of the Company raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     During the Company's two most recent fiscal years ended December 31, 2000 and 1999 and the subsequent interim period through October 24, 2001, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in their report.

     During the Company's two most recent fiscal years ended December 31, 2000 and 1999 and the subsequent interim period through October 24, 2001, there were no reportable events.

     The decision to change independent accountants was approved by the Board of Directors on October 23, 2001.

     The Company announced that it has engaged Stonefield Josephson, Inc., to succeed Arthur Andersen LLP as independent auditors of the Company.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NeoMedia Technologies, Inc.
                                       ---------------------------
                                             (Registrant)

Date: November 5, 2001                       By: /s/ Charles T. Jensen
      ----------------                           ---------------------

                                                 Charles T. Jensen, Vice
                                                 President, Chief Financial
                                                 Officer, Treasurer and Director

                                 EXHIBIT INDEX

Sequential          Exhibit
Page Number         Document
-----------         --------

5                   01.1      Arthur Andersen LLP's letter dated
                              November 5, 2001, in response to the
                              registrant's Form 8-K/A filed November 5, 2001